United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 17, 2002


                    Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


              Bermuda                      1-4668                     None
-----------------------------------   ------------------       ----------------
(State or other jurisdiction             (Commission              (IRS employer
       of incorporation)                 File Number  )      Identification No.)


Clarendon House, Church Street, Hamilton HM  DX, BERMUDA        None
----------------------------------------------------------    -------
 (Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number, including area code (441) 295-1422

                                 Not Applicable
-----------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.



Item 5.   Other Events

         On July 17, 2002, Coastal Caribbean Oils & Minerals, Ltd. announced that the Company has received shareholder subscriptions (including over subscriptions) totaling approximately $1.3 million to date through its rights offering to its shareholders.

         A copy of the July 17, 2002 press release issued by the Company is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

                                    (a)   Press Release of Coastal Caribbean
                                          Oils & Minerals, Ltd. dated
                                          July 17, 2002.

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                              (Registrant)



                                                 By /s/ Benjamin W. Heath
                                                ----------------------------
                                                        Benjamin W. Heath
                                                        President

Date:  July 17, 2002

                                 Exhibit 99 (a)
                     Coastal Caribbean Oils & Minerals, Ltd.

                                  News Release

                              FOR IMMEDIATE RELEASE

                        COASTAL CARIBBEAN RIGHTS OFFERING
                               PRELIMINARY RESULTS
-------------------------------------------------------------

APALACHICOLA, FL, July 17, 2002 -- Coastal Caribbean Oils & Minerals, Ltd. [OTC Bulletin Board: COCBF.OB; Boston: COCBF] announced today that the Company has received shareholder subscriptions (including over subscriptions) totaling approximately $1.3 million to date through its rights offering to its shareholders. The Company previously announced that the rights offering, which had been scheduled to terminate on July 15, 2002, had been extended to July 31, 2002 because of delays in the mailing of offering materials to shareholders whose shares are held in brokerage accounts.

         The offer and sale of shares in the rights offering is being made by the Company's prospectus, dated June 17, 2002, a copy of which may be obtained by contacting the Company's information agent, Stock Surveillance LLC at (212) 497-9018.

         This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

         Statements included in this press release which are not historical in nature are intended to be forward looking statements. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward looking statements. Among the risks and uncertainties are the uncertainty of any decision favorable to Coastal Petroleum in its litigation against the state of Florida and the substantial cost of continuing the litigation.

                   Contact: James R. Joyce, at (203) 245-7664.